UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 20, 2008
FIRST MERCURY FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33077	38-3164336

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

29110 Inkster Road
Suite 100
Southfield, Michigan	48034

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including area code: (800) 762-6837
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
     On February 20, 2008, First Mercury Financial Corporation issued a press release announcing its operating results for the year and fourth quarter ended December 31, 2007. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

99.1	Press Release dated February 20, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange act of 1934, as amended, the company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST MERCURY FINANCIAL CORPORATION

DATE: February 21, 2008	BY: /s/ John Marazza
John Marazza
Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary